BROWN & WOOD
                             ONE WORLD TRADE CENTER
                          NEW YORK, NEW YORK 10048-0557
                            TELEPHONE: (212) 839-5300
                            FACSIMILE: (212) 839-5599

                                  July 21, 1995


VIA ELECTRONIC FILING

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attn:  Division of Investment Management

         Re:      Senior High Income Portfolio, Inc.
                  Definitive Proxy Materials

Gentlemen:

         On behalf of Senior High Income Portfolio, Inc. (the "Fund") and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 (the "Securities Exchange Act"), transmitted herewith is the Notice of 1995 Annual Meeting of Stockholders, Proxy Statement and Form of Proxy to be used in connection with the Fund's 1995 Annual Meeting of Stockholders to be held on September 8, 1995. It is anticipated that copies of the enclosed proxy materials will be released to security holders on July 24, 1995. The filing fee of $125 pursuant to Item 22(a)(2) of Schedule 14A under the Securities Exchange Act was previously transmitted on behalf of the Fund in accordance with 17 C.F.R. 202.3a.

         Please direct any communications relating to this filing to the undersigned at (212) 839-5394.

                                       Sincerely,

                                       /s/  Robert J. Borzone, Jr.


Enclosures

cc (w/e):  Laurin Blumenthal Kleiman, Esq.

    As filed with the Securities and Exchange Commission on July 21, 1995
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]   Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
[x]   Definitive Proxy Statement        Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                      SENIOR HIGH INCOME PORTFOLIO, INC.
               (Name of Registrant as Specified in Its Charter)



   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of filing fee (Check the appropriate box):
[x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

(4) Proposed maximum aggregate value of transaction:


(5) Total fee paid:
[ ]   Fee paid previously with preliminary materials.



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



(1) Amount Previously Paid:



(2) Form, Schedule or Registration Statement No.:



(3) Filing Party:



(4) Date Filed:



(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                      SENIOR HIGH INCOME PORTFOLIO, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                            -----------------------

                NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 8, 1995

                            -----------------------



To The Stockholders of Senior High Income Portfolio, Inc.:



  Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Meeting") of Senior High Income Portfolio, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995 at 9:30 A.M. for the following purposes:


    (1) To elect a Board of Directors to serve for the ensuing year;


    (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and


    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.


  The Board of Directors has fixed the close of business on July 14, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.



  A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 25, 1995, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.


                                        By Order of the Board of Directors


                                        PATRICK D. SWEENEY
                                        Secretary



Plainsboro, New Jersey
Dated: July 21, 1995

                               PROXY STATEMENT

                            -----------------------

                      SENIOR HIGH INCOME PORTFOLIO, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                            -----------------------

                     1995 ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 8, 1995


                                 INTRODUCTION


  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Senior High Income Portfolio, Inc., a Maryland corporation (the "Fund"), to be voted at the 1995 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995 at 9:30 A.M. The approximate mailing date of this Proxy Statement is July 24, 1995.



  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.



  The Board of Directors has fixed the close of business on July 14, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 14, 1995, the Fund had outstanding 25,388,292 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of July 14, 1995, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock.


  The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        ITEM 1. ELECTION OF DIRECTORS


  At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons designated as Directors to be elected by holders of Common Stock.


  The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.


  Certain information concerning the nominees is set forth as follows:

                                                                                                           SHARES
                                                                                                         OF COMMON
                                                                                                          STOCK OF
                                                                                                          THE FUND
                                                  PRINCIPAL OCCUPATIONS DURING                          BENEFICIALLY
                                                         PAST FIVE YEARS                  DIRECTOR        OWNED AT
NAME AND ADDRESS                   AGE           AND PUBLIC DIRECTORSHIPS((1))             SINCE       JULY 14, 1995
- ------------------------------     -----    ------------------------------------------    ---------   ----------------
Ronald W. Forbes((1)(2))           54       Professor of Finance, School of               1993                  200
1400 Washington Avenue                        Business, State University of New York
Albany, New York 12222                        at Albany since 1989 and Associate
                                              Professor prior thereto; Member, Task
                                              Force on Municipal Securities Markets,
                                              Twentieth Century Fund.
Cynthia A. Montgomery((1)(2))      42       Professor, Harvard Business School since      1993                    0
Harvard Business School                       1989; Associate Professor, J.L. Kellogg
Soldiers Field Road                           Graduate School of Management,
Boston, Massachusetts 02163                   Northwestern University from 1985 to
                                              1989; Assistant Professor, Graduate
                                              School of Business Administration, The
                                              University of Michigan from 1979 to
                                              1985; Director, UNUM Corporation.
Charles C. Reilly((1)(2))           64      Self-employed financial consultant since      1993               13,450
9 Hampton Harbor Road                         1990; President and Chief Investment
Hampton Bays, New York                        Officer of Verus Capital, Inc. from 1979
11946                                         to 1990; Senior Vice President of
                                              Arnhold and S. Bleichroeder, Inc. from
                                              1973 to 1990; Adjunct Professor,
                                              Columbia University Graduate School of
                                              Business, 1990; Adjunct Professor,
                                              Wharton School, The University of
                                              Pennsylvania, 1990; Partner, Small
                                              Cities Cable Television since 1986.



                                      2

                                                                                                          SHARES
                                                                                                         OF COMMON
                                                                                                          STOCK OF
                                                                                                          THE FUND
                                                  PRINCIPAL OCCUPATIONS DURING                          BENEFICIALLY
                                                         PAST FIVE YEARS                  DIRECTOR        OWNED AT
NAME AND ADDRESS                   AGE           AND PUBLIC DIRECTORSHIPS((1))             SINCE       JULY 14, 1995
- ------------------------------     -----    ------------------------------------------    ---------   ----------------
Kevin A. Ryan((1)(2))               62      Founder, current Director and Professor       1993                  734
127 Commonwealth Avenue                       of The Boston University Center for the
Chestnut Hill, Massachusetts                  Advancement of Ethics and Character;
02167                                         Professor of Education at Boston
                                              University from 1982 until 1994;
                                              formerly taught on the faculties of The
                                              University of Chicago, Stanford
                                              University and The Ohio State
                                              University.
Richard R. West((1)(2))             57      Professor of Finance since 1984, and          1993               10,000
482 Tepi Drive                                Dean from 1984 to 1993, New York
Southbury, Connecticut 06488                  University Leonard N. Stern School of
                                              Business Administration; Professor of
                                              Finance at the Amos Tuck School of
                                              Business Administration from 1976 to
                                              1984, and Dean from 1976 to 1983;
                                              Director of Vornado, Inc. (real estate
                                              investment trust), Bowne & Co., Inc.
                                              (financial printer), Smith-Corona
                                              Corporation (manafacturer of typewriters
                                              and word processors) and Alexander's
                                              Inc. (real estate company).
Arthur Zeikel*((1))                 63      President of Fund Asset Management, L.P.      1993                      0
P.O. Box 9011                                 ("FAM", which term as used herein
Princeton, New Jersey                         includes its corporate predecessors)
08543-9011                                    since 1977; President of Merrill Lynch
                                              Asset Management, L.P. ("MLAM", which
                                              term as used herein includes its
                                              corporate predecessors) since 1977;
                                              President and Director of Princeton
                                              Services, Inc. ("Princeton Services")
                                              since 1993; Executive Vice President of
                                              Merrill Lynch & Co., Inc. ("ML&Co.")
                                              since 1990; Executive Vice President of
                                              Merrill Lynch, Pierce, Fenner & Smith
                                              Incorporated ("Merrill Lynch") since
                                              1990 and a Senior Vice President thereof
                                              from 1985 to 1990; Director of Merrill
                                              Lynch Funds Distributor, Inc. ("MLFD").
                                                                                        (Footnotes on following page)


(Footnotes for preceding pages)



* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors and Officers" below.
(2) Member of Audit Committee of the Board of Directors.



  Committees and Board of Directors' meetings. The Board of Directors has a standing Audit Committee which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.



  During the fiscal year ended February 28, 1995, the Board of Directors held ten meetings and the Audit Committee held four meetings. All of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he/she served during such period.



  Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.



  Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Forms 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that John W. Fraser inadvertently filed a late report to disclose his election as a Vice President of the Fund, and except that Elizabeth Griffin inadvertently filed a late report to disclose her election as a Senior Vice President of FAM.



  Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.



  Compensation of Directors and Officers. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM a fee of $2,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $24,355 for the fiscal year ended February 28, 1995.



  The following table sets forth for the fiscal year ended February 28, 1995, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                  PENSION OR RETIREMENT     TOTAL COMPENSATION FROM
                                  AGGREGATE        BENEFITS ACCRUED AS         FUND AND FAM/MLAM
                                COMPENSATION              PART               ADVISED FUNDS PAID TO
NAME OF DIRECTOR                  FROM FUND         OF FUND EXPENSES               DIRECTORS
- ----------------------------     -------------    -----------------------   ------------------------
Ronald W. Forbes((1))             $4,600                 None                      $154,400
Cynthia A. Montgomery((1))        $4,600                 None                      $133,817
Charles C. Reilly((1))            $4,600                 None                      $276,900
Kevin A. Ryan((1))                $4,600                 None                      $154,400
Richard R. West((1))              $5,600                 None                      $300,900

(1) In addition to the Fund, the Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Forbes (36 funds); Ms. Montgomery (36 funds); Mr. Reilly (54 funds); Mr. Ryan (36 funds); and Mr. West (54 funds).


  Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                         OFFICER
NAME AND PRINCIPAL OCCUPATION                              OFFICE               AGE       SINCE
- -------------------------------------------------------     ----------------    -----   ----------
Arthur Zeikel .........................................    President            63        1993
  President of FAM since 1977; President of MLAM since
  1977; President and Director of Princeton Services
  since 1993; Executive Vice President of Merrill Lynch
  since 1990 and Senior Vice President from 1985 to
  1990; Executive Vice President of ML&Co. since 1990;
  Director of MLFD.
Terry K. Glenn ........................................    Executive Vice       54        1993
  Executive Vice President of FAM and MLAM since 1983;     President
  President and Director of Princeton Services since
  1993; President of MLFD since 1986 and Director since
  1991.
N. John Hewitt ........................................    Senior Vice          60        1993
  Senior Vice President of FAM and MLAM since 1980 and     President
  Vice President thereof from 1979 to 1980.
R. Douglas Henderson  .................................    Vice President       37        1993
  Vice President of MLAM since 1989; Vice President,
  Leveraged Finance Department, Security Pacific
  Merchant Bank from 1987 to 1989; Vice President,
  Corporate Finance and Banking Department, Security
  Pacific Merchant Bank from 1983 to 1987.
John W. Fraser ........................................    Vice President       34        1994
  Vice President of MLAM since 1991; Vice President,
  Corporate Bond Department, Continental Bank from 1988
  to 1991; Analyst, Drexel Burnham Lambert Commercial
  Paper, Inc. from 1987 to 1988; Second Vice President,
  Chase Manhattan Bank from 1985 to 1987.

                                      5

                                                                                         OFFICER
NAME AND PRINCIPAL OCCUPATION                               OFFICE              AGE       SINCE
- -------------------------------------------------------     ----------------    -----   ----------
Donald C. Burke  ......................................     Vice President      35        1993
  Vice President and Director of Taxation of MLAM since
  1990; Employee of Deloitte & Touche llp from 1981 to
  1990.
Gerald M. Richard .....................................     Treasurer           46        1993
  Senior Vice President and Treasurer of FAM and MLAM
  since 1984; Senior Vice President and Treasurer of
  Princeton Services since 1993; Treasurer of MLFD
  since 1984 and Vice President since 1981.
Patrick D. Sweeney  ...................................     Secretary           41        1993
  Vice President of MLAM since 1990; Vice President and
  Associate Counsel of Security Pacific Merchant Bank
  from 1988 to 1990; Lawyer in private practice from
  1981 to 1988.

  Stock Ownership. At July 14, 1995, the Directors and officers of the Fund as a group (thirteen persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and Officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.



                  ITEM 2. SELECTION OF INDEPENDENT AUDITORS



  The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.



  D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.



  Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.



                            ADDITIONAL INFORMATION



  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.


  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors for the Fund.


  Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any Item ("broker non-votes"), will be counted as present for the purposes of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Absentions and broker non-votes, therefore, will not have an effect on the vote on Items 1 or 2.



ADDRESS OF INVESTMENT ADVISER


  The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


ANNUAL REPORT DELIVERY



  The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended February 28, 1995, to any stockholder upon request. Such requests should be directed to Senior High Income Portfolio, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, or to 1-800-456-4587 ext. 123.


STOCKHOLDER PROPOSALS


  If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1996, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 5, 1996.


                                        By Order of the Board of Directors


                                        PATRICK D. SWEENEY
                                        Secretary



Dated: July 21, 1995

                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Senior High Income Portfolio, Inc. (the "Fund") held of record by the undersigned on July 14, 1995 at the annual meeting of stockholders of the Fund to be held on September 8, 1995 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)



PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.



1.ELECTION OF DIRECTORS     FOR all nominees listed      WITHHOLD AUTHORITY
                            below (except as marked      to vote for all
                            to the contrary              nominees listed
                            below)              [ ]      below          [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West, Arthur Zeikel

2.Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
                            FOR [ ]       AGAINST [ ]      ABSTAIN [ ]

3.In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated: ________________________________________ , 1995


X ____________________________________________________
                          Signature

X ____________________________________________________
                  Signature, if held jointly



SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.